SALE-PURCHASE AGREEMENT
                             -----------------------

     SALE-PURCHASE AGREEMENT (this "AGREEMENT"), made as of November 27, 2000, between WELLSFORD CAPITAL PROPERTIES, L.L.C., a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor New York, New York 10022 ("SELLER") and WINDSWEPT DEVELOPMENT, LLC, a Michigan limited liability company having an office at 31000 Northwestern Highway, Suite 220, Farmington Hills, Michigan 48334 ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     Seller and Purchaser, in consideration of the mutual covenants herein contained, hereby agree as follows:

                         ARTICLE 1. CERTAIN DEFINITIONS
                         ------------------------------

     For purposes of this Agreement, the following terms shall have the following meanings:

          1.1. "Affiliate" shall mean any entity in which Purchaser or its principals has an interest.

          1.2. "Broker" shall mean Staubach Retail Services.

          1.3. "Business Day" shall mean any day other than a Saturday, Sunday or any day upon which banks in the Commonwealth of Pennsylvania are required or authorized by law to be closed.

          1.4. "Effective Date" shall mean the date upon which Purchaser receives a fully executed counterpart of this Agreement. Promptly following the occurrence of the Effective Date, Purchaser shall execute and deliver to Seller such instrument as Seller may submit to it to evidence the occurrence of the Effective Date.

          1.5. "Escrowee" shall mean, collectively, First Escrowee and Second Escrowee.

          1.6. "Existing Leases" shall mean the leases, licenses and occupancy agreements set forth in Exhibit B annexed hereto.

          1.7. "Existing Service Contracts" shall mean the service contracts, maintenance agreements, brokerage agreements and other agreements affecting the Property and set forth in Exhibit C annexed hereto.

          1.8. "First Escrowee" shall mean Metropolitan Title Company.

          1.9. "Invasive Tests" shall mean any physical inspection or testing of the Premises other than visual examination, and shall include, without limitation, sampling of soils or other media.

          1.10. "Leases" shall mean the Existing Leases and the New Leases in effect on the Closing Date.

          1.11. "Leasing Costs" shall mean, collectively, (i) leasing or brokerage commissions, (ii) direct payments, tenant improvement allowances, work letters or free rent and (iii) free rent, rent allowances or rent credits, in each case paid or granted to a tenant under an Existing Lease or a New Lease.

          1.12. "New Leases" shall mean any new leases, licenses or occupancy agreements entered into by Seller in accordance with the terms of this Agreement.

          1.13. "New Service Contracts" shall mean any service contracts, maintenance agreements, brokerage agreements or other agreements entered into by Seller in accordance with the terms of this Agreement.

          1.14. "Representation Survival Period" shall mean six (6) months.

          1.15. "Second Escrowee" shall mean Commonwealth Land Title Insurance Company.

          1.16."Service Contracts" shall mean the Existing Service Contracts and the New Service Contracts in effect on the Closing Date.

          1.17. "Title Insurer" shall mean Commonwealth Land Title Insurance Company.

                      ARTICLE 2. SALE-PURCHASE OF PROPERTY
                      ------------------------------------

     2.1. Agreement to Sell and Purchase. Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, at the Purchase Price and upon the terms and conditions set forth in this Agreement, the following (collectively, the "PROPERTY"): (a) the parcel of land more particularly described in Exhibit A attached hereto (the "LAND"); (b) the buildings and other structures situated on the Land, inclusive of all of Seller's right, title and interest in and to the improvements, fixtures, systems, plant equipment, apparatus and machinery which form a part of the buildings or such other structures (collectively, the
"BUILDING") (the Land and the Building are herein collectively called the "PREMISES"); (c) all right, title and interest of Seller, if any, in and to (i) the land lying in the bed of any street or highway in front of or adjoining the Land to the center line thereof and (ii) any appurtenances in and to the Premises; (d) all right, title and interest of Seller in and to any furniture, furnishings, moveable equipment and other personal property located at, and used in connection with, the Premises (herein collectively called the "PERSONAL PROPERTY"); (e) the landlord's interest in and to the Leases and any security held thereunder; (f) to the extent assignable, Seller's right, title and interest in and to the Service Contracts; and (g) to the extent assignable, Seller's right, title and interest in and to any licenses and permits used or useful in the operation of the Premises (collectively, the "LICENSES AND PERMITS"). The Premises are located at, and are known as, Bradford Plaza, 710 Downington Pike, West Chester, Pennsylvania.

     2.2. Title to Premises. Seller shall convey, and Purchaser shall accept, title to and possession of the Premises on the Closing Date, free of all Title Exceptions other than the Permitted Exceptions (each as hereinafter defined).

     2.3. Condition of Property. Purchaser is a sophisticated investor and its valuation of and decision to purchase the Property is based upon its own independent expert evaluations of such facts and materials deemed relevant by Purchaser and its agents. Other than the express representations and warranties of Seller specifically set forth herein, Purchaser has not relied upon any oral or written information from Seller or its employees, affiliates, agents, consultants, advisors or representatives, including, without limitation, any appraisals, projections or evaluations of credit quality prepared by Seller or any of its employees, affiliates, agents, consultants, advisors or representatives. Purchaser further acknowledges that no employee, agent, consultant, advisor or representative of Seller has been authorized to make, and that Purchaser has not relied upon, any statements or representations other than those specifically contained in this Agreement. Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that, except as expressly set forth herein, Purchaser is purchasing the Property "as is" and "where is" on the Closing Date, and, except as expressly set forth herein, Seller is making no representation or warranty, express or implied, and Purchaser has not relied on any representation or warranty, express or implied, regarding the Property, including, without limitation, any representation or warranty with respect to (a) the business or financial condition of any tenant of the Property, (b) the physical condition of any Improvement or Personal Property comprising all or a part of any Property, or its fitness, merchantability or suitability for any use or purpose, (c) the leases, rents, income or expenses of the Property, (d) the compliance or non-compliance with any laws, codes, ordinances, rules or regulations of any governmental authority (including, without limitation, laws pertaining to hazardous materials) or (e) the current or future use of the Property, including, but not limited to, any Property's use for commercial, retail, industrial or other purposes. Seller is not liable or bound in any manner by any verbal or written statements, representations, real estate brokers' "set-ups", offering memoranda or information pertaining to the Property furnished by any real estate broker, advisor, consultant, agent, employee, representative or other Person.

                            ARTICLE 3. PURCHASE PRICE
                            -------------------------

     3.1. Purchase Price. The purchase price (the "PURCHASE PRICE") to be paid by Purchaser to Seller for the Property is TEN MILLION THREE HUNDRED FIFTY
THOUSAND and 00/100 DOLLARS ($10,350,000.00), net of adjustments made in accordance with Article 8 below. The Purchase Price shall be paid by Purchaser as follows:

          (a) ONE HUNDRED THOUSAND and 00/100 DOLLARS ($100,000.00) (the "DEPOSIT"), payable on or before the date which is two (2) Business Days after the Effective Date either by (i) wire transfer of immediately available funds to First Escrowee or (ii) Purchaser's check, subject to collection, drawn to the order of First Escrowee; and

          (b)  TEN  MILLION  TWO  HUNDRED  FIFTY  THOUSAND  and  00/100  DOLLARS
     ($10,250,000.00) (the "CASH Balance"), payable at the Closing by wire transfer of immediately available funds to an account or accounts designated by Seller.

     3.2. Escrow of Deposit.

          (a) First Escrowee shall hold the Deposit until the sooner to occur of
     (i) the date upon which Purchaser validly terminates this Agreement in accordance with the provisions of Section 4.1 hereof and (ii) the Due Diligence Expiration Date. Promptly following its receipt of the Deposit, First Escrowee shall furnish Seller's counsel with written confirmation by telecopy of such receipt. If Purchaser validly terminates this Agreement in accordance with the provisions of Section 4.1 hereof, First Escrowee shall promptly thereafter refund the Deposit and all interest thereon to Purchaser. If Purchaser waives its due diligence contingency set forth in
     Section 4.1 hereof, Purchaser shall cause First Escrowee, on or before 5:00 P.M. on the Due Diligence Expiration Date (time being of the essence), to deliver the Deposit and all interest thereon to Second Escrowee by wire transfer of immediately available funds to the account of Second Escrowee set forth in Exhibit A-1 annexed hereto. If Purchaser fails to cause First Escrowee to deliver the Deposit to Second Escrowee in the time and manner hereinabove set forth, then, notwithstanding any waiver by Purchaser of its due diligence contingency set forth in Section 4.1 hereof, this Agreement shall be deemed terminated effective as of 5:00 P.M. on the Due Diligence Expiration Date, whereupon (i) First Escrowee shall cause the Deposit to be refunded to Purchaser and (ii) neither party hereto shall have any further obligation to the other hereunder, with the exception of those obligations which expressly survive the termination of this Agreement.

          (b) Upon First Escrowee's delivery to Second Escrowee of the Deposit in accordance with the provisions of Section 3.2(a) hereof, Second Escrowee shall hold the Deposit until the Closing or sooner termination of this Agreement in accordance with the provisions hereinafter set forth:

               (i) At the Closing, Second Escrowee shall pay the Deposit to Seller; and

               (ii) If for any reason the Closing does not occur, Second Escrowee shall continue to hold the Deposit until otherwise directed by joint written instructions from the parties to this Agreement or a final judgment of a court of competent jurisdiction. Second Escrowee, however, shall have the right at any time to deposit the Deposit with the clerk of any federal or state court sitting in the Commonwealth of Pennsylvania. Second Escrowee shall give written notice of such deposit to Seller and Purchaser. Upon such deposit, Second Escrowee shall be relieved and discharged of all further obligations and responsibilities hereunder.

          (c) Interest on the Deposit shall be paid to the party entitled to the Deposit, as and when such party becomes entitled to the Deposit, and the party receiving such interest shall pay any income tax thereon. For purposes thereof, the tax identification numbers of the parties are as
     follows: 13-4027757 (Seller); and          (Purchaser).

          (d) The parties acknowledge that Escrowee is acting solely as a stakeholder at their request and for their convenience, that Escrowee shall not be deemed to be the agent of either of the parties, and that Escrowee shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. Seller and Purchaser shall jointly and severally indemnify and hold Escrowee harmless from and against all costs, claims and expenses, including reasonable attorneys' fees, incurred in connection with the performance of Escrowee's duties hereunder, except with respect to actions or omissions taken or suffered by Escrowee in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of Escrowee.

          (e) Escrowee shall cause the Deposit to be maintained and invested in an interest-bearing money market account or such other investment instrument or account designated by Purchaser and reasonably approved by Seller.

          (f) Upon First Escrowee's delivery of the Deposit in accordance with the provisions of Section 3.2(a) hereof, First Escrowee shall have no further obligation with regard to the escrow or this Agreement. Upon Second Escrowee's delivery of the Deposit in accordance with the provisions of
     Section 3.2(b) hereof, Second Escrowee shall have no further obligation with regard to the Escrow and this Agreement.

          (g) Escrowee  shall not be bound by any  modification  to this Section
     3.2 unless Escrowee shall have agreed to such modification in writing. Escrowee shall be entitled to rely or act upon any notice, instrument or document believed by Escrowee to be genuine and to be executed and delivered by the proper person, and shall have no obligation to verify any statements contained in any notice, instrument or document or the accuracy or due authorization of the execution of any notice, instrument or document.

          (h) First Escrowee and Second Escrowee have acknowledged their agreement to the foregoing provisions of this Section 3.2 by signing in the places indicated on the signature page of this Agreement.

                              ARTICLE 4. INSPECTION
                              ---------------------

     4.1. Due Diligence Period; Termination Right. During the period (the "DUE DILIGENCE PERIOD") commencing on the Effective Date and ending on the date (the "DUE DILIGENCE EXPIRATION DATE") which is thirty (30) days after the Effective Date (unless such date is not a Business Day, in which event the Due Diligence Expiration Date shall be the next occurring Business Day), Purchaser shall have the right to conduct such due diligence as it deems reasonably necessary or appropriate in connection with its acquisition of the Property, including inspections, studies, examinations and investigations of, or with respect to, the Property, or any portion thereof, and/or any facts, circumstances and matters relating to the Property, or any portion thereof. If Purchaser, in its sole discretion, determines that it is unsatisfied with the results of and matters disclosed by its due diligence, Purchaser shall have the right to terminate this Agreement by written notice given to Seller prior to 5:00 p.m. New York time on the Due Diligence Expiration Date (TIME BEING OF THE ESSENCE). Upon any termination of this Agreement pursuant to this Section 4.1, (i) the Deposit shall be refunded to Purchaser and (y) neither party hereto shall have any further obligation to the other, with the exception of those obligations which expressly survive the termination of this Agreement. If Purchaser shall fail to terminate this Agreement in the time and manner set forth in this
Section 4.1, Purchaser shall be deemed to have irrevocably waived its right to terminate this Agreement pursuant to this Section 4.1

     4.2. Inspections. Purchaser and its authorized agents, consultants or representatives shall have the right, upon reasonable prior notice to Seller (which notice may be telephonic), to enter upon the Premises from time to time to conduct such physical and other inspections (including a Phase I environmental investigation) as Purchaser deems appropriate, provided that Purchaser shall not perform Invasive Tests or interview tenants of the Premises without first obtaining Seller's consent, which consent shall not be unreasonably withheld or delayed. Prior to any entrance upon the Premises for the performance of Invasive Tests, Purchaser shall deliver (or cause the appropriate contractor to deliver) to Seller a certificate of insurance evidencing that Purchaser has procured and maintains in force and effect commercial general liability insurance covering Purchaser and Seller against claims for bodily injury or death or property damage occurring in, upon or about the Premises in an amount of not less than $2,000,000 (combined single limit), issued by an insurance company with a rating of "A" or better as established by Best's Rating Guide, which insurance shall include blanket contractual liability coverage and shall otherwise be in form reasonably acceptable to Seller. Following the performance of any Invasive Tests, Purchaser shall restore the Premises to their condition prior to the performance thereof. Purchaser shall indemnify and hold harmless Seller and its officers, directors, members, employees, successors and assigns, from and against any and all damages, losses, costs, expenses, liabilities and claims that arise out of or in any way relate to the conduct of the Inspections, except to the extent the same arise by reason of the negligence or wilful misconduct of Seller. The provisions of this Section
4.2 shall survive the termination of this Agreement.

     4.3. Confidentiality. Prior to the Closing, Purchaser shall not disclose to any other party either the contents of any materials delivered to Purchaser by Seller with respect to the Property or the results of any reports summarizing any aspect of Purchaser's due diligence investigations without first obtaining the prior written consent of Seller. Notwithstanding the foregoing, Purchaser may, without first obtaining such prior written consent, make such disclosures as it deems appropriate to its officers, employees, lenders, counsel, lenders' counsel, appraisers, accountants, insurance advisors, environmental consultants and similar third-party consultants, provided that such parties are apprised of the confidential nature of the material disclosed. The provisions of this Section 4.3 shall survive any termination of this Agreement.

                          ARTICLE 5. TRANSACTION COSTS
                          ----------------------------

     5.1. Seller's Costs. At the Closing, Seller shall pay (i) all transfer taxes payable as a result of the conveyance of title to the Property to Purchaser pursuant to this Agreement, (ii) costs incurred in connection with the update of the Survey (hereinafter defined) obtained by Seller in accordance with the provisions of Section 10.2 hereof, (iii) search or abstract costs incurred in connection with the issuance of the Title Report (hereinafter defined), (iv) costs incurred in connection with the issuance by Title Insurer to Purchaser of an owner's policy of title insurance, containing a survey endorsement and with a limit of liability equal to the Purchase Price and (v) costs incurred in connection with the recording of the Deed and the discharge of any Title Exceptions which are not Permitted Exceptions. Seller, in addition to its apportionment obligations hereunder, if any, also shall be responsible for the cost of its legal counsel, advisors and the other professionals employed by it in connection with the sale of the Property.

     5.2. Purchaser's Costs. Purchaser, in addition to its apportionment and other payment obligations hereunder, shall be responsible for all costs and expenses associated with (i) Purchaser's due diligence, (ii) Purchaser's legal counsel, advisors, engineers, consultants and the other professionals employed by it in connection with Purchaser's due diligence and the purchase of the Property, (iii) costs and expenses of any financing obtained by Purchaser and
(iv) the incremental cost of any mortgagee's policy of title insurance obtained by Purchaser. Nothing herein shall be deemed to condition Closing upon Purchaser's ability to obtain financing of all or any portion of the Purchase Price.

                 ARTICLE 6. CLOSING DATE; CONDITIONS TO CLOSING

     6.1. Closing Date. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place on December 29, 2000, provided that Seller shall have the one-time right, upon notice to Purchaser on or before December 15, 2000, to adjourn the Closing to a Business Day on or before January 12, 2001. The date upon which the Closing occurs, as the same may be adjourned by Seller in accordance with the terms hereof, is herein referred to as the "CLOSING DATE"). The Closing shall take place through an escrow established with Title Insurer upon such terms and conditions as Seller, Purchaser and Title Insurer shall mutually agree. TIME SHALL BE OF THE ESSENCE WITH RESPECT TO THE OBLIGATIONS OF PURCHASER TO BE PERFORMED ON THE CLOSING DATE.

     6.2.  Purchaser's  Conditions.   Purchaser's  obligation  to  purchase  the
Property is subject to the satisfaction of the following conditions precedent, any or all of which may be waived by Purchaser:

          (a) Seller shall have delivered to Purchaser Tenant Estoppel Certificates, dated as of a date not more than forty-five (45) days prior to the Closing Date, from (A) the tenants under the following leases: (i) Guinta's Thriftway, (ii) CVS, (iii) Dollar Express and (iv) Wine and Spirits Shoppe (collectively, the "Specified Estoppel Leases" and (B) the holders of the tenants' interest under Leases which demise not less than 80% of the rentable square footage demised as of the date hereof under the Leases, it being understood that the receipt of a Tenant Estoppel Certificate from a tenant under any of the Specified Estoppel Leases shall count toward satisfaction of the foregoing percentage requirement. If, however, Seller is unable to obtain Tenant Estoppel Certificates from tenants under Leases demising not less than 80% of the rentable square footage demised under the Leases as of the date hereof, Seller may (but shall not be obligated to) satisfy the foregoing condition by executing and delivering to Purchaser at Closing a certificate from Seller (the "SELLER'S ESTOPPEL CERTIFICATE") setting forth the matters which would have been set forth in the Tenant Estoppel Certificate(s) for any Leases (other than the Specified Estoppel Leases) selected by Seller and for which Seller has been unable to obtain a Tenant Estoppel Certificate, to the extent necessary to increase to 80% of the rentable square footage demised under Leases as of the date hereof for which a Tenant Estoppel Certificate has been obtained. Any Seller's Estoppel Certificate shall state that the representations made therein shall survive the Closing for a period of six (6) months or until such earlier date on which the applicable tenant shall deliver to Purchaser a Tenant Estoppel Certificate. For purposes of this Agreement, the term "TENANT ESTOPPEL CERTIFICATE" shall mean a certificate in the form of Exhibit D annexed hereto, provided that if any Lease prescribes the form or contents of an estoppel certificate to be delivered by the tenant, "TENANT ESTOPPEL CERTIFICATE" shall mean an estoppel certificate in such form or containing such contents;

          (b) Title Insurer shall be prepared to insure Purchaser's fee title to the Premises, subject only to the Permitted Exceptions;

          (c) Seller's representations contained in Sections 9.2 and 9.3 hereof shall be true, complete and correct in all material respects, as made as of the date hereof and as of the Closing Date, provided that Seller shall not be deemed to be in breach of any representation, as made as of the Closing Date, to the extent that any such representation is rendered untrue by any state of facts permitted or contemplated by this Agreement; and

          (d) (i) this Agreement shall be in full force and effect, (ii) Seller shall have fully satisfied, or shall therewith fully satisfy, all of its Closing obligations hereunder, and (iii) there shall not otherwise then exist any event which would allow Purchaser to terminate this Agreement pursuant to the express terms hereof.

     6.3. Seller's Conditions. Seller's obligation to sell the Property is subject to the satisfaction of the following conditions precedent, any or all of which may be waived by Seller:

          (a) this Agreement shall be in full force and effect,

          (b) Purchaser shall have fully satisfied, or shall therewith fully satisfy, all of its Closing obligations hereunder,

          (c) there shall not otherwise then exist any event which would allow Seller to terminate this Agreement pursuant to the express terms hereof; and

          (d) Purchaser's representations contained in Section 9.1 hereof shall be true, complete and correct in all material respects, as made as of the date hereof and as of the Closing Date.

     6.4. Failure of Condition Not a Breach. The parties hereto acknowledge and agree that the failure to occur of one or more conditions precedent contained in this Article 6 shall not be deemed to constitute a breach of this Agreement by either party unless and to the extent that any such party shall have expressly agreed or covenanted or is otherwise expressly obligated hereunder to take any action to satisfy or cause the satisfaction of the condition in question.

                   ARTICLE 7. CLOSING DOCUMENTS AND DELIVERIES
                   -------------------------------------------

     7.1. Conveyancing Documents and Deliveries.

     At the Closing:

          (a) Purchaser shall deliver to Seller the Cash Balance and any other amounts payable by Purchaser to Seller at the Closing pursuant to this Agreement;

          (b) Seller shall execute, acknowledge and deliver a special warranty deed or its equivalent sufficient to convey the Premises to Purchaser, subject only to the Permitted Exceptions (the "DEED");

          (c) Seller shall deliver to Purchaser original counterparts of the Tenant Estoppel Certificates received by Seller (and, if applicable, Seller's Estoppel Certificate);

          (d) Seller shall deliver to Purchaser original counterparts (or, if the same are unavailable, copies thereof) of the Leases. Delivery of the foregoing may be effectuated by leaving the same in the custody of Purchaser or its property manager at the management office at the Premises;

          (e) Seller shall deliver to Purchaser original counterparts (or, if the same are unavailable, copies thereof) of the assignable Service Contracts. Delivery of the foregoing may be effectuated by leaving the same in the custody of Purchaser or its property manager at the management office at the Premises;

          (f) Seller shall deliver to Purchaser original counterparts (or, if the same are unavailable, copies thereof) of the assignable Licenses and Permits;

          (g) Seller shall execute and deliver a general bill of sale in the form of Exhibit E annexed hereto, conveying to Purchaser all of Seller's right, title and interest in and to the Personal Property, free and clear of all liens and encumbrances;

          (h) Seller, as assignor, and Purchaser, as assignee, shall each execute, acknowledge and deliver an instrument in the form of Exhibit F annexed hereto providing for the assignment by Seller of the landlord's interest in the Leases and the assumption by Purchaser of the landlord's obligations under the Leases which arise or accrue from and after the Closing Date;

          (i) Subject to the provisions of Section 15.7(b) hereof, Seller and Purchaser shall mutually execute and deliver to each other an instrument in the form of Exhibit G annexed hereto providing for the assignment by Seller to Purchaser of all of Seller's right, title and interest in and to the assignable Service Contracts and the assignable Licenses and Permits and the assumption by Purchaser of (x) all of Seller's obligations under the assignable Service Contracts and the assignable Licenses and Permits which first arise or accrue after the Closing Date and (y) the obligations of Seller with respect to post-termination leasing commissions payable in accordance with Exhibit B, Section 9 of the Leasing Agency Agreement (as defined in Exhibit C annexed hereto);

          (j) Seller shall furnish Purchaser with evidence of the termination of the Property Management Agreement (as defined in Exhibit C annexed hereto) and, subject to the provisions of Section 7.1(i) above, the Leasing Agency Agreement;

          (k) Seller shall deliver to Purchaser an instrument pursuant to which Seller (i) remakes the representations made by Seller in Section 9.3(a) through (e) hereof as of the Closing Date and (ii) advises Purchaser of any facts or circumstances which would render any of such representations, as made of the Closing Date, untrue;

          (l) Seller and Purchaser shall execute and deliver a letter to each of the tenants under the Leases and each of the other parties to the assignable Service Contracts, notifying each such tenant or party of the sale of the Premises and indicating the new address for notices under the Leases and Service Contracts and the new address for the payment of rent under the Leases;

          (m) Seller shall execute and deliver a FIRPTA affidavit required pursuant to the Treasury Department Regulations promulgated under Section 1445 of the Internal Revenue Code of 1986, as amended, in respect of the Property. Seller understands that such certification will be retained by Purchaser and will be made available to the Internal Revenue Service on request;

          (n) Each of Seller and Purchaser shall execute and deliver a closing statement setting forth with specificity the adjustments made in accordance with Article 8 hereof;

          (o) Seller shall credit against the Cash Balance the security deposits held by Seller as landlord under the Leases, together with accrued interest thereon, if any. Notwithstanding the foregoing, any tenant security deposits held in a form other than cash shall be transferred to Purchaser by way of appropriate instruments of transfer or assignment;

          (p) Purchaser shall deliver to Seller evidence reasonably satisfactory to Seller of the due authorization, execution and delivery of the documents and instruments to be executed by Purchaser at Closing in accordance with the terms of this Agreement; and

          (q) Seller shall furnish Purchaser with a rent roll as to the Leases in the form of Exhibit H annexed hereto, certified to be true, complete and correct in all material respects as of the Closing Date, provided that such certification shall survive only for the Representation Survival Period.

                         ARTICLE 8. CLOSING ADJUSTMENTS
                         ------------------------------

     The following are to be adjusted and prorated between Seller and Purchaser as of 11:59 p.m. on the day preceding the Closing Date, based upon a 365 day year, with Seller deemed to be the owner of the Property on the day preceding the Closing Date and Purchaser deemed to be the owner of the Property on the Closing Date.

     8.1. Fixed Rents.

          (a) Fixed rents (collectively, "FIXED RENTS") paid or payable by tenants under the Leases in connection with their occupancy of the Premises shall be adjusted and prorated on an if, as and when collected basis. At Closing, there shall be an adjustment in Purchaser's favor in an amount equal to Fixed Rent received from tenants who are current in the payment of Fixed Rent, to the extent such Fixed Rents apply to periods subsequent to Closing. Fixed Rents collected by Purchaser or Seller after the Closing from any tenant who owes Fixed Rents for periods prior to the Closing shall be applied (i) first, in payment of Fixed Rents owed by such tenant for the month in which the Closing Date occurs, pro rated as of the Closing Date,
     (ii) second, in payment of Fixed Rents owed by such tenant for periods subsequent to the month in which the Closing Date occurs and (iii) third, after Fixed Rents for all current periods have been paid in full, in payment of Fixed Rents for periods prior to the month in which the Closing Date occurs. Each such amount shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled.

          (b) Purchaser shall bill tenants who owe Fixed Rents for periods prior to the Closing on a monthly basis for a period of six (6) consecutive months following the Closing Date (the "PURCHASER COLLECTION PERIOD") and shall use commercially reasonable efforts to collect such past due Fixed Rents;

     provided, however, that Purchaser shall have no obligation to commence any actions or proceedings to collect any such past due Fixed Rents. Notwithstanding the foregoing, if Purchaser shall be unable during the Purchaser Collection Period to collect such past due Fixed Rents, Seller shall have the right, upon prior written notice to Purchaser, to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits), but Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants.

          (c) Any payment by a tenant in an amount less than the full amount of Fixed Rents and Overage Rents then due and payable by such tenant shall be applied first to Fixed Rents (in the order of priority as to time periods as is set forth in Section 8.1(a) above) to the extent of all such Fixed Rents then due and payable by such tenant, and second to Overage Rents, in the order of priority as to time periods as is set forth in Section 8.2(d) below.

     8.2. Overage Rents.

          (a) With respect to any Lease that provides for the payment of (i) additional rents which are calculated as a percentage of the tenant's sales or gross sales (net of certain agreed-upon deductions), (ii) so-called common area maintenance or "cam" charges, (ii) so-called "escalation rent" or additional rent based upon increases in real estate taxes or operating expenses or labor costs or cost of living or porter's wages or otherwise (such percentage rent, cam charges, escalation rent and additional rent being collectively called "OVERAGE RENTS"), such Overage Rents shall be adjusted and prorated on an if, as and when collected basis.

          (b) As to any Overage Rents in respect of an accounting period that shall have expired prior to the Closing but which shall be paid after the Closing, Purchaser agrees that it will pay the entire amount over to Seller upon receipt thereof. Purchaser agrees that it shall (i) promptly render bills for any Overage Rents in respect of an accounting period that shall have expired prior to the Closing but which shall be paid after the Closing, (ii) bill tenants such Overage Rents attributable to an accounting period that shall have expired prior to the Closing on a monthly basis during the Purchaser Collection Period and (iii) use commercially reasonable efforts to collect Overage Rents; provided, however, that Purchaser shall have no obligation to commence any actions or proceedings to collect any such Overage Rents. Notwithstanding the foregoing, if Purchaser shall be unable to collect such Overage Rents during the
     Purchaser  Collection  Period,  Seller  shall  have the  right,  upon prior written notice to Purchaser, to pursue tenants to collect such delinquencies (including, without limitation, the prosecution of one or more lawsuits), but Seller shall not be entitled to evict (by summary proceedings or otherwise) any such tenants. Seller shall furnish to Purchaser all information relating to the period prior to the Closing that is reasonably necessary for the billing of Overage Rents; and Purchaser will deliver to Seller, concurrently with the delivery to tenants, copies of all statements relating to Overage Rents for a period prior to the Closing. Purchaser shall bill tenants for Overage Rents for accounting periods prior to the Closing in accordance with and on the basis of such information furnished by Seller.

          (c) Overage Rents in respect of the accounting period in which the Closing Date occurs shall be apportioned as of the Closing Date. If, prior to the Closing, Seller shall receive any installments of Overage Rents attributable to Overage Rents for periods from and after the Closing, such sum shall be apportioned at the Closing. If, after the Closing, Purchaser shall receive any installments of Overage Rents attributable to Overage Rents for periods prior to the Closing, such sum shall be paid by Purchaser to Seller promptly after Purchaser receives payment thereof.

          (d) Any payment by a tenant on account of Overage Rents (to the extent not applied against Fixed Rents due and payable by such tenant in accordance with Section 8.1(b) above) shall be applied to Overage Rents then due and payable in the following order of priority: (i) first, in payment of

     Overage Rents for the accounting period in which the Closing Date occurs and (ii) second, in payment of Overage Rents for the accounting period preceding the accounting period in which the Closing Date occurs.

          (e) To the extent that any portion of Overage Rents is required to be paid monthly by tenants on account of estimated amounts for any calendar year (or, if applicable, any lease year or tax year or any other applicable accounting period), and at the end of such calendar year (or lease year, tax year or other applicable accounting period, as the case may be), such estimated amounts are to be recalculated based upon the actual expenses, taxes and other relevant factors for that calendar (lease or tax) year or other applicable accounting period, with the appropriate adjustments being made with such tenants, then such portion of the Overage Rents shall be prorated between Seller and Purchaser at the Closing based on such estimated payments actually paid by tenants (i.e., with Seller entitled to retain all monthly or other periodic installments of such amounts paid by tenants with respect to periods prior to the calendar month or other applicable installment period in which the Closing occurs, Seller to pay to Purchaser at the Closing all monthly or other periodic installments of such amounts theretofore received by Seller with respect to periods following the calendar month or other applicable installment period in which the Closing occurs and Seller and Purchaser to apportion as of the Closing Date all monthly or other periodic installments of such amounts paid by tenants with respect to the calendar month or other applicable installment period in which the Closing occurs). Upon the final calculation and collection from (or refund to) all tenants of the amounts in reconciliation of actual Overage Rents for a period for which estimated amounts paid by such tenants have been prorated, there shall be a re-proration between Seller and Purchaser, such re-proration to be made on the basis of expenses or sales incurred or made during the entire applicable accounting period, and without regard to whether expenses or sales were incurred or made during periods before or after Closing. If, with respect to any tenant, the recalculated Overage Rents exceeds the estimated amount paid by such tenant, upon collection from the tenant, (i) the entire excess shall be paid by Purchaser to Seller, if the accounting period for which such recalculation was made expired prior to the Closing and (ii) such excess shall be apportioned between Seller and Purchaser as of the Closing Date (on the basis described in the first sentence of Section 8.2(c) above), if the Closing occurred during the accounting period for which such recalculation was made, with Purchaser paying to Seller the portion of such excess which Seller is so entitled to receive. If, with respect to any tenant, the recalculated Overage Rents are less than the estimated amount paid by such tenant, (1) the entire shortfall shall be paid by Seller to Purchaser (or, at Seller's option, directly to the tenant in question), if the accounting period for which such recalculation was made expired prior to the Closing and (2) such shortfall shall be apportioned between Seller and Purchaser as of the Closing Date (on the basis described in the first sentence of Section 8.2(c) above), if the Closing occurred during the accounting period for which such recalculation was made, with Seller paying to Purchaser (or, at Seller's option, directly to the tenant in question) the portion of such shortfall so allocable to Seller.

          (f) Until such time as all amounts required to be paid to Seller by Purchaser pursuant to Sections 8.1 and this Section 8.2 shall have been paid in full, Purchaser shall furnish to Seller not less frequently than quarterly a reasonably detailed accounting of such amounts payable by Purchaser, which accounting shall be delivered to Seller on or prior to the 15th day following the last day of each calendar quarter from and after the calendar quarter in which the Closing occurs. Seller shall have the right from time to time following the Closing, on Business Days and upon reasonable prior notice to Seller, to review Purchaser's rental records with respect to the Property to ascertain the accuracy of such accountings.

     8.3. Real Estate Taxes. Real estate taxes shall be adjusted and prorated on the basis of the fiscal year for which assessed. If the Closing shall occur before the tax rate or assessed valuation is fixed for the Premises, the apportionment of real estate taxes for such Premises shall be upon the basis of the tax rate for the preceding year applied to the most recently applicable assessed valuation of such

Premises, subject to further and final adjustment when the tax rate and/or assessed valuation for such Premises is fixed for the year in which the Closing occurs. In the event that the Premises or any part thereof shall be or shall have been affected by an assessment or assessments, whether or not the same become payable in annual installments, Seller shall, at the Closing, be responsible for any installments due prior to the Closing and Purchaser shall be responsible for any installments due on or after the Closing.

     8.4. Utility Charges. Seller shall use reasonable efforts to obtain readings of meters measuring utility consumption at the Property (other than utilities which are the responsibility of tenants under Leases) for all periods through (and including) the date preceding the Closing Date. Seller shall pay, and be responsible, for all bills rendered on the basis of such readings. If such readings are not obtained for any metered utility, then, at the Closing, apportionment shall be made on the basis of the most recent period for which such readings are available. Upon the taking of subsequent actual readings, there shall be a recalculation of the applicable utility charges, and Seller or Purchaser, as the case may be, shall promptly remit to the other party hereto any amounts to which such party shall be entitled by reason of such recalculation. Unmetered water charges or sewer rents shall be apportioned on the basis of the charges therefor for the same period during the previous calendar year, but applying the current rate thereto. As to any utility charges or sewer rents payable by tenants, Purchaser shall close title and accept the delivery of the Deed subject to such unpaid charges and rents and any lien resulting therefrom, without credit against the Purchase Price or any claim or right of action against Seller.

     8.5. Fuel. Fuel on hand, if any, based on an estimate provided by Seller's fuel supplier, at Seller's cost valued at the price therefor charged by such supplier including any applicable taxes.

     8.6. Other Adjustments. The following items shall also be adjusted as of 11:59 P.M. on the date preceding the Closing Date: (i) charges and payments under Service Contracts assigned to Purchaser; (ii) fees and payments, if any, under Licenses and Permits assigned to Purchaser; (iii) revenues, if any, arising out of telephone booths, vending machines, or other income-producing agreements and (iv) maintenance supplies in unopened containers based on Seller's actual cost therefor, including sales and/or use tax.

     Any errors or omissions in computing adjustments at the Closing shall be promptly corrected, provided that the party seeking to correct such error or omission shall have notified the other party of such error or omission on or prior to the date that is one (1) year following the Closing Date. The provisions of this Article 8 shall survive Closing.

                    ARTICLE 9. REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

     9.1. Basic Representations of Purchaser.

     Purchaser, as of the date hereof, represents and warrants to Seller as follows:

          (a) Purchaser is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Michigan.

          (b) Purchaser has full power and authority to enter into and perform this Agreement, the documents to be executed and delivered pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof.

          (c) The individuals executing this Agreement on behalf of Purchaser and the individuals executing each of the documents to be executed and delivered in connection herewith on behalf of Purchaser have full power and authority to do so. This Agreement and each of the documents and instruments to be executed by Purchaser in connection herewith are, or will be when executed and delivered, the legal valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with the terms hereof and thereof. Purchaser's performance of its obligations under this Agreement shall not contravene, or cause a default under, any agreement, judgment, order, writ or decree under which Purchaser or any of its assets is bound.

          (d) Purchaser has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Purchaser. Purchaser is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Purchaser insolvent. No general assignment of Purchaser's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Purchaser or any of its property.

          (e) There are no actions or proceedings pending or, to Purchaser's actual knowledge, threatened, against Purchaser which could have a material adverse affect on Purchaser's ability to perform its obligations hereunder.

     9.2. Basic Representations of Seller.

     Seller, as of the date hereof, represents and warrants to Purchaser as follows:

          (a) Seller is a limited liability company, duly organized and validly existing and in good standing under the laws of the State of Delaware.

          (b) Seller has full power and authority to enter into and perform this Agreement and to enter into the documents to be executed and delivered pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof.

          (c) The individuals executing this Agreement on behalf of Seller and the individuals executing each of the documents to be executed and delivered in connection herewith on behalf of Seller have full power and authority to do so. This Agreement and each of the documents to be executed and delivered by Seller in connection herewith are, or will be when executed and delivered, the legal valid and binding obligations of Seller, enforceable against Seller in accordance with the terms hereof and thereof. Seller's performance of its obligations under this Agreement shall not contravene, or cause a default under, any agreement, judgment, order, writ or decree under which Seller or any of its assets is bound.

          (d) Seller has not filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against Seller. Seller is not insolvent and the consummation of the transactions contemplated by this Agreement shall not render Seller insolvent. No general assignment of Seller's property has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for Seller or any of its property.

          (e) There are no actions or proceedings pending or, to Seller's actual knowledge, threatened, against Seller which could have a material adverse affect on Seller's ability to perform its obligations hereunder.

     9.3. Representations of Seller Regarding the Property.

     Seller, as of the date hereof, represents and warrants to Purchaser as follows:

          (a) There are no leases, licenses or occupancy agreements affecting the Premises, other than the Existing Leases. The information contained in the rent roll annexed hereto as Exhibit H is true, complete and correct in all material respects. Each of the Existing Leases is in full force and effect; no written notice of a default on the part of a tenant under any of the Existing Leases has been sent by Seller, other than a notice setting forth a default which, as of the date hereof, has been cured; no written notice of a default on the part of the landlord under the Existing Leases has been received by Seller, other than a notice setting forth a default which, as of the date hereof, has been cured; and, except as set forth in
     Exhibit I annexed hereto, none of the tenants under the Existing Leases is in arrears in the payment of Fixed Rents or monthly installments of Overage Rents for a period in excess of thirty days.

          (b) Subject to the provisions of Section 15.6 hereof, Seller has paid (or will on or before Closing pay) all Leasing Costs which pertain to the current terms of the Leases, other than Leasing Costs payable in connection with (A) the renewal or extension of an Existing Lease or a New Lease, the effective date of which shall not yet have occurred on the date hereof, (B) the leasing of space pursuant to the exercise of a right of first refusal or first offer or similar right contained in an Existing Lease or a New Lease, the effective date of which shall not yet have occurred on the date hereof and (C) the failure timely to exercise any termination right set forth in an Existing Lease or a New Lease at any time after the date hereof (any such transaction, a "Contingent Commission Event".)

          (c) There are no service contracts, brokerage agreements, maintenance agreements or other agreements affecting the Premises, other than (i) the Existing Leases, (ii) the Existing Service Contracts and (iii) any service contracts which are terminable upon not more than 30 days notice without penalty or premium.

          (d) There are no actions or proceedings pending or, to Seller's actual knowledge, threatened, with respect to the Property, which are not covered by insurance.

          (e) There are no pending or, to Seller's knowledge, threatened, eminent domain or condemnation proceedings with respect to the Property.

          (f) The insurance coverages with respect to the Premises described in Exhibit J annexed hereto are in full force and effect.

     The representations of Seller contained in Section 9.3 (a) - (e) hereof shall survive Closing for the Representation Survival Period.

                                ARTICLE 10. TITLE
                                -----------------

     10.1. Acceptable Title. Seller shall convey, or cause to be conveyed, and Purchaser shall accept, title to the Premises, as of the Closing Date, subject to the Permitted Exceptions. The term "PERMITTED EXCEPTIONS" shall mean, collectively, (i) the matters set forth in Exhibit K annexed hereto, (ii) Title Exceptions that Title Insurer shall be willing to omit as exceptions to coverage in any owner's or mortgagee's policy of title insurance obtained by or on behalf of Purchaser and (iii) any exceptions and matters that are approved, waived or deemed to have been approved or waived by Purchaser.

     10.2. Inability to Convey Acceptable Title. On or before the date which is ten (10) days after the Effective Date, Seller, at Seller's expense, shall furnish Purchaser with a title commitment for the Premises, prepared by Title Insurer (the "TITLE REPORT"). On or before the date which is twenty-five (25) days after the Effective Date (TIME BEING OF THE ESSENCE), Purchaser may furnish Seller with a written notice (the "TITLE OBJECTION NOTICE") of those Title Exceptions noted in the Title Report which are not Permitted Exceptions and as to which Purchaser objects. In addition, within five (5) days of Purchaser's receipt of any continuation of the Title Report or any update of the Survey (as defined in Exhibit K annexed hereto), Purchaser may furnish Seller with written notice of Title Exceptions noted therein which are not Permitted Exceptions and as to which Purchaser objects, provided such Title Exceptions were not noted in the Title Report (or any prior continuation thereof) or the Survey (or any prior update thereof) (any such notice shall also constitute a "TITLE OBJECTION NOTICE"). Purchaser shall be deemed to have waived objection to Title Exceptions set forth in the Title Report (or any continuation thereof) or any update of the Survey to which timely objection is not made in a Title Objection Notice. For purposes of this Agreement, the term "TITLE EXCEPTIONS" shall mean any lien, encumbrance, security interest, charge, reservation, lease, tenancy, easement, right-of-way, encroachment, restrictive covenant, condition or limitation affecting the Property.

     10.3. Seller's Rights. Seller shall have the right, in its sole discretion, upon notice to Purchaser (the "TITLE RESPONSE NOTICE") given within ten (10) days after Seller's receipt of any Title Objection Notice (TIME BEING OF THE ESSENCE), to elect to either (i) take such action as Seller deems advisable to discharge those Title Exceptions which are not Permitted Exceptions and are set forth in the Title Objection Notice (the "TITLE DEFECTS") or (ii) subject to the provisions of Section 10.4 hereof, terminate this Agreement, whereupon the Deposit shall be refunded to Purchaser and thereafter neither party hereto shall have any further obligation to the other party hereto, with the exception of those obligations which expressly survive the termination of this Agreement. If Seller fails timely to deliver the Title Response Notice, then Seller shall be deemed to have elected to terminate this Agreement pursuant to clause (ii) above. If Seller, in its Title Response Notice, elects to take action to remove, remedy or comply with the Title Defects, Seller shall be entitled to one or more adjournment(s) of the Closing for up to 30 days in the aggregate, to discharge the Title Defects. If Seller is unable to remove, remedy or comply with such Title Defects at the expiration of such adjournment(s), then this Agreement shall be deemed to be terminated as of the last adjourned date of Closing. Upon such termination, the Deposit shall be refunded to Purchaser and neither party hereto shall have any further obligation to the other party, with the exception of those obligations which expressly survive the termination of this Agreement. Except as set forth in Section 10.5 hereof, nothing in this Agreement shall be deemed to require Seller to take or bring any action or proceeding or any other steps to remove any defect in or objection to title or to expend any moneys therefor, nor shall Purchaser have any right of action against Seller, at law or in equity, therefor.

     10.4. Purchaser's Right to Accept Title. Purchaser may, upon written notice to Seller at any time on or before the Closing Date (as the same may have been adjourned by Seller in accordance with the provisions of Section 10.3 hereof), elect to accept such title as Seller can convey, notwithstanding the existence of any Title Defects. In such event, (i) this Agreement shall remain in force and effect, (ii) the parties shall proceed to Closing and (iii) Purchaser shall not be entitled to any abatement of the Purchase Price, any credit or allowance of any kind or any claim or right of action against Seller for damages or otherwise by reason of the Title Defects.

     10.5.  Seller's  Obligation.  Notwithstanding  anything  contained  in this
Article 10 the contrary, Seller shall at or prior to Closing discharge (i) any mortgage affecting the Property, (ii) any Title Defects which are knowingly and intentionally created by Seller subsequent to the date hereof and (iii) any Title Defects which may be discharged solely by the payment of a sum of money, not to exceed $75,000 in the aggregate.

     10.6. Title Affidavits, Etc.

          (a) Seller shall execute and deliver to Title Insurer a title affidavit that, when taken together with the Survey or any update thereof, shall suffice to omit the standard exceptions contained in Title Insurer's form of insuring agreement and any exception pertaining to the receipt of a Pennsylvania Bulk Clearance Certificate. Seller shall further deliver to Title Insurer evidence of the payment of franchise or unincorporated business taxes, as applicable.

          (b) If requested by Title Insurer, Purchaser shall deliver (i) one or more reasonable and customary title affidavits executed by Purchaser (or an officer thereof), certifying to factual matters concerning Purchaser or the Premises which are within the knowledge of Purchaser (including, without limitation, any reasonable and customary affidavit which may be required in order to omit from title insurance coverage any exceptions for judgments, bankruptcies or other returns against persons or entities, other than Purchaser, whose names are the same as or similar to Purchaser's name) and
     (ii) documents evidencing Purchaser's payment of franchise or unincorporated business taxes, as applicable, or dissolution taxes.

     10.7. Violations. Seller shall have no responsibility to cure, or cause to be cured, any Violations , whether the same have been noted or issued as of the date hereof or are first noted or issued after the date hereof, and Purchaser, in all events, agrees to close title to the Premises subject thereto. As used herein, the term "Violation(s)" shall mean any violation of any law or municipal ordinance, order or requirement noted or issued against the Property by any federal, state or municipal department having jurisdiction over the Property.

                      ARTICLE 11. CASUALTY AND CONDEMNATION
                      -------------------------------------

     11.1. Casualty.

          (a) For purposes of this Article 11, the following terms shall have the meanings indicated:

               "MAJOR CASUALTY" means a fire in or other casualty to the Building which causes damage or injury to the Premises and results in Restoration Costs in excess of an amount equal to five percent (5%) of the Purchase Price.

               "RESTORATION COSTS" means the cost to repair or restore (as reasonably determined by an architect or engineer selected by Seller and approved by Purchaser, which approval shall not be unreasonably withheld, conditioned or delayed) the damage to the Building caused by a fire or other casualty, exclusive of the cost of any such repair or restoration for which Seller, as the landlord under any Lease, is not responsible.

          (b) If, between the date hereof and the Closing, there shall occur a fire or other casualty affecting the Building which is not a Major Casualty, then Purchaser shall have no right to terminate this Agreement and shall purchase the Premises in its damaged condition without reduction of or offset against the Purchase Price or any other claim against Seller. Seller shall assign to Purchaser the right to receive any insurance proceeds payable to Seller as a result of such fire or other casualty; provided, however, that Seller shall be entitled to retain (to the extent theretofore paid to Seller), and shall not be obligated to assign the right to receive (to the extent not theretofore paid to Seller), an amount of such insurance proceeds equal to Seller's reasonable expenses, if any, incurred in collecting such proceeds and repairing the damage caused by fire or other casualty.

          (c) If, between the date hereof and the Closing, there shall occur a fire or other casualty affecting the Building which is a Major Casualty, then Purchaser shall have the option, to be exercised by notice given to Seller within fifteen (15) days after the date of such casualty, to terminate this Agreement. If Purchaser shall so elect to terminate this Agreement, the Deposit shall be refunded to Purchaser, whereupon neither party hereto shall have any further obligation to the other hereunder), except for those obligations which expressly survive the termination of this Agreement. If Purchaser shall not elect to terminate this Agreement as provided in this subclause (c), then this Agreement shall remain in full force and effect with respect and the provisions of Section 11.1(b) above shall apply to such damage and any insurance proceeds payable in connection therewith.

          (d) In no event shall Seller have any obligation to repair any damage or destruction to the Building, but Seller shall have the right to do so and utilize insurance proceeds for such purpose.

          (e) Seller and Purchaser  expressly intend that the provisions of this
     Section 11.1 shall govern in the event of a fire or other casualty.

     11.2. Condemnation.

          (a) If, between the date hereof and the Closing, any condemnation or eminent domain proceedings are initiated which would result in a material taking, then either Seller or Purchaser may elect to terminate this Agreement by giving written notice of its election to the other party within fifteen (15) days after receiving notice of such prospective taking. If Seller or Purchaser shall so elect to terminate this Agreement, the Deposit shall be refunded to Purchaser, whereupon neither party hereto shall have any further obligation to the other hereunder, except for those obligations which expressly survive the termination of this Agreement. If neither party so elects to terminate this Agreement, then the parties hereto shall proceed to the Closing without reduction of or offset against the Purchase Price and Purchaser shall have no other claim against Seller. In such event, all of Seller's right, title and interest in and to any condemnation proceeds paid or payable in connection therewith shall be assigned to Purchaser. In no event shall Seller have any obligation to repair or restore the Premises or any portion thereof by reason of any condemnation.

          (b) If, between the date hereof and the Closing, any condemnation or eminent domain proceedings are initiated which would not result in a material taking, then neither Seller nor Purchaser may terminate this Agreement and the parties shall proceed to the Closing without reduction of or offset against the Purchase Price and Purchaser shall have no other claim against Seller. In such event, all of Seller's right, title and interest in and to any condemnation proceeds paid or payable in connection therewith shall be assigned to Purchaser. In no event shall Seller have any obligation to repair or restore the Premises or any portion thereof by reason of any condemnation.

          (c) For purposes of this Section 11.2, a taking shall be deemed to be material if it would result in the taking of in excess of five percent (5%) of the rentable square footage of the Building and/or five percent (5%) of the parking spaces located on the Premises.

                        ARTICLE 12. DEFAULT AND REMEDIES
                        --------------------------------

     12.1. Default By Purchaser. If Purchaser (i) defaults in its Closing obligations (i.e., defaults in the payment of the Purchase Price or otherwise in the performance of any of its obligations hereunder which are to be performed on, or as of, the Closing Date), or (ii) otherwise materially defaults hereunder and such other material default is not cured within ten (10) days after notice thereof from Seller to Purchaser, then, and in any of such events, Seller, as its sole remedy therefor, may terminate this Agreement by written notice to Purchaser, whereupon the Deposit shall be paid to Seller as liquidated damages on account of such default, and, thereafter, neither party shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement. Seller and Purchaser agree that the aforesaid liquidated damages are a fair and reasonable amount to be retained by Seller as agreed and liquidated damages in light of Seller's removal of the Premises from the market and the costs incurred by Seller and shall not constitute a penalty or a forfeiture.

     12.2. Default By Seller. If Seller (i) defaults in its Closing obligations (i.e., defaults in the performance of any of its obligations hereunder which are to be performed on, or as of, the Closing Date), or (ii) otherwise materially defaults hereunder and such material default is not cured within ten (10) days after notice thereof from Purchaser to Seller, then, and in either such event, Purchaser may, as its sole remedy therefor, either (x) pursue an action for specific performance of this Agreement by Seller hereunder, without abatement, credit against or reduction of the Purchase Price or (y) terminate this Agreement by written notice to Seller and Escrowee, whereupon the Deposit shall be refunded to Purchaser; it being understood and agreed that in no event shall Purchaser be entitled to money damages. If Purchaser shall elect to so terminate this Agreement, then, upon such election, neither party shall have any further rights or obligations hereunder other than those which expressly survive the termination of this Agreement. Except as expressly provided in this Section 12.2, Purchaser waives any other right or remedy, at law or in equity, which Purchaser may have or be entitled to as a result of any default by Seller.

     12.3. Breach of Representation. If Purchaser proceeds to Closing with knowledge of any inaccuracy in a representation of Seller, Purchaser shall be deemed to have waived objection to such inaccuracy and shall have no right of action or claim against Seller for damages or otherwise by reason thereof. If, after the Closing, Purchaser shall first learn of a material inaccuracy in any representation of Seller (made as of the Closing Date), which representation expressly survives Closing, then Purchaser shall have a claim for damages on account thereof, provided that (i) any claim not brought within the Representation Survival Period shall be deemed waived, (ii) Purchaser hereby waives the right to collect or seek to collect consequential or punitive damages and (iii) Purchaser reasonably can demonstrate that the damages sustained by Purchaser as a result of such inaccuracy exceed $15,000.

                               ARTICLE 13. BROKER
                               ------------------

     13.1. Broker. Seller and Purchaser each represent and warrant to the other that each has had no conversations or dealings with any broker or finder in connection with the transactions contemplated hereby, other than Broker. Purchaser and Seller (each, an "INDEMNIFYING PARTY") shall indemnify, defend and hold the other harmless from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) arising by reason of a claim for a commission or other compensation made by a broker or finder (other than Broker) claiming to have dealt with the Indemnifying Party. Seller shall pay any commission due to Broker pursuant to a separate written agreement. The provisions of this Article 13 shall survive Closing or any termination of this Agreement.

                             ARTICLE 14. ASSIGNMENT
                             ----------------------

     14.1. No Assignment by Purchaser. Neither this Agreement nor any of the rights of Purchaser hereunder (nor the benefits of such rights) may be assigned, transferred or encumbered without Seller's prior written consent (which consent may be withheld in Seller's sole and absolute discretion) and any purported assignment, transfer or encumbrance without Seller's prior written consent shall be void. Purchaser expressly covenants and agrees that (a) if Purchaser is a corporation, a sale or transfer of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the shares of any class of the issued and outstanding stock of Purchaser, its successors or assigns, or the issuance of additional shares of any class of its stock to the extent of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the number of shares of said class of stock issued and outstanding on the date hereof, (b) if Purchaser is a partnership, joint venture or limited liability company, a sale or transfer of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the partnership, joint venture, membership or other unincorporated association interests of Purchaser, its successors or assigns, or the issuance of additional partnership, joint venture or member interests of any class to the extent of more than fifty (50%) percent (at any one time or, in the aggregate from time to time) of the amount of partnership, joint venture or member interests issued on the date hereof shall, in any such case, constitute an assignment of this Agreement. Unless, in each instance, the prior written consent of Seller has been obtained, any such assignment shall constitute a material default under this Agreement and shall entitle Seller to exercise all rights and remedies under this Agreement, at law or equity, in the case of such a Default.

     14.2. Permitted Assignment to Affiliate.  Notwithstanding the provisions of
Section 14.1 above to the contrary, the named Purchaser in this Agreement shall have the one-time right to assign its rights and obligations under this Agreement to an Affiliate of such named Purchaser effective on or prior to the Closing, provided that on or prior to the effective date of such assignment, Purchaser delivers to Seller evidence of the ownership of Purchaser and the proposed assignee so as to permit Seller to verify that such proposed assignee is an Affiliate of Purchaser and (c) on or prior to the effective date of such assignment, the Purchaser shall deliver to Seller a written assumption, in form reasonably satisfactory to Seller and duly executed and acknowledged by the assignee, in which the assignee agrees to assume all of Purchaser's covenants, agreements and obligations under this Agreement. As of the date of the assignment of this Agreement to an Affiliate in accordance with the foregoing provisions of this Section 14.2, the representations of Purchaser named herein set forth in Section 9.1 hereof shall be remade as to the Affiliate, as Purchaser, except that the representations and warranties set forth in Section 9.1(a) hereof shall be modified accordingly. Purchaser named herein shall remain fully liable for all of Purchaser's covenants, agreements and obligations under this Agreement notwithstanding any such permitted assignment pursuant to this Section 14.2. Upon any assignment of this Agreement in accordance with the provisions of this Article 14, Purchaser shall promptly pay to Seller any consideration paid or payable to Purchaser by reason of the assignment.

                              ARTICLE 15. COVENANTS
                              ---------------------

         15.1. Operation of Premises. Between the date hereof and the Closing Date, Seller shall continue to maintain the Premises in the ordinary course and substantially in accordance with the practices and procedures customarily followed by Seller in the maintenance of the Premises prior to the date hereof; provided, however, that Seller shall have no obligation to make any repairs or expenditures that are capital in nature.

     15.2. Insurance. Between the date hereof and the Closing Date, Seller shall either (a) maintain in full force and effect the fire and other casualty insurance coverages described in Exhibit J annexed hereto or (b) replace such insurance policies with other policies providing coverage equivalent thereto.

     15.3. New Leases. Between the date hereof and the Closing Date, Seller shall not enter into any new lease or license with respect to the Premises without Purchaser's prior written consent, which consent shall at all times prior to the Due Diligence Expiration Date not be unreasonably withheld or delayed.

     15.4. Modification of Leases. Between the date hereof and the Closing Date, Seller shall not modify or amend any of the Existing Leases or any of the New Leases without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld; provided, however, Seller shall have the right, without Purchaser's consent, to enter into any modification or amendment of an Existing Lease or a New Lease if the same is required pursuant to the terms of the Existing Lease or the New Lease, as the case may be, or if the same is entered into to effectuate or memorialize the exercise of any right or option contained in the Existing Lease or the New Lease, as the case may be. If required, Purchaser's consent shall be deemed granted if not denied by notice (stating the grounds for denial with reasonable specificity) given to Seller within five (5) Business Days after request for such consent by Seller.

     15.5. Termination of Leases. Between the date hereof and the Closing Date, Seller shall not cancel, accept the surrender of, or terminate any of the Existing Leases or New Leases without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld; provided, however, Seller shall have the right, without Purchaser's consent, to cancel, accept the surrender of, or terminate an Existing Lease or a New Lease (i) if such cancellation, surrender or termination is predicated upon a material default of the tenant thereunder or (ii) if such cancellation, surrender or termination is made by the tenant pursuant to the terms of the Existing Lease or the New Lease, as the case may be. If required, Purchaser's consent shall be deemed granted if not denied by notice (stating the grounds for denial with reasonable specificity) given to Seller within five (5) Business Days after request for such consent by Seller.

     15.6. Leasing Costs.

          (a) If the commencement date or effective date of any Lease Cost Transaction (hereinafter defined) shall occur on or after the Closing Date, Purchaser shall pay and be solely responsible for all Leasing Costs incurred in connection therewith. If the commencement date or effective date of any Lease Cost Transaction shall occur subsequent to the date hereof but prior to the Closing Date, Seller shall pay and be responsible for Seller's Proportionate Share (hereinafter defined) of Leasing Costs incurred in connection therewith and Purchaser shall pay and be responsible for the balance of such Leasing Costs.

          (b) For purposes of this Section 15.6:

               (i) The term  "LEASE  COST  TRANSACTION"  shall  mean (A) any New
          Lease or any modification or amendment of a New Lease, (B) any modification or amendment of an Existing Lease, (C) any renewal option, extension option or expansion option which is exercised between the date hereof and the Closing Date pursuant to the terms of an Existing Lease or a New Lease or (D) any space leased pursuant to a right of first refusal or first offer or similar right which is exercised between the date hereof and the Closing Date; and

               (ii) The term "SELLER'S PROPORTIONATE SHARE " shall mean a fraction, the numerator of which shall be the number of days from the effective date or commencement date of a Lease Cost Transaction to (but not including) the Closing Date and the denominator of which shall be the number of days from the commencement date or effective date of such Lease Cost Transaction to the stated expiration date of the Lease.

     15.7. Service Contracts.

          (a) Between the date hereof and the Closing Date, Seller shall not enter into any New Service Contracts or modify, renew or extend the term of any of the Existing Service Contracts or New Service Contracts without Purchaser's prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Seller shall have the right, without Purchaser's consent, to enter into any New Service Contracts and modify, renew or extend the term of any Existing Service Contracts or New Service Contracts (i) if the same is cancelable upon no more than thirty (30) days' notice without payment by Purchaser of a cancellation fee or (ii) if the same is required pursuant to the terms of any of the Existing Service Contracts or New Service Contracts or if the same is entered into to effectuate or memorialize the exercise of any right or option on the part of the other party (i.e., the contractor) contained in any of the Existing Service Contracts or New Service Contracts. If required, Purchaser's consent shall be deemed granted if not denied by notice (stating the grounds for denial with reasonable specificity) given to Seller within five (5) Business Days after request for such consent by Seller. Notwithstanding anything contained in this Section 15.7 to the contrary, Seller shall have the right, without Purchaser's consent, to terminate any one or more of the Existing Service Contracts and the New Service Contracts at any time on or prior to the Closing Date.

          (b) At the  Closing,  Purchaser  shall,  in the manner  prescribed  in
     Section 7.1(i) hereof and pursuant to an instrument in the form of Exhibit G annexed hereto, take an assignment of and assume the assignable Service Contracts. Notwithstanding the foregoing, Purchaser may on or before the date which is fifteen days after the Effective Date (TIME BEING OF THE ESSENCE), furnish Seller with notice of those Service Contracts that it does not wish to assume, in which event Seller shall at Closing furnish Purchaser with evidence of the termination thereof, provided that the same shall be terminable by Seller upon not more than thirty days notice and without premium or penalty. Notwithstanding the foregoing, but subject to the provisions of Section 15.6 hereof, Purchaser shall at Closing take an assignment of and assume (i) each tenant brokerage agreement set forth in Exhibit C annexed hereto and any other tenant brokerage agreement to which Purchaser shall have consented in accordance with the terms hereof and (ii) the obligations of Seller with respect to post-termination leasing commissions payable in accordance with Exhibit B, Section 9 of the Leasing Agency Agreement.

     15.8. Tenant Estoppel Certificates. Subsequent to the Due Diligence Expiration Date, Seller shall use commercially reasonable efforts to cause each tenant under an Existing Lease to execute and deliver to Purchaser a Tenant Estoppel Certificate, provided that Seller shall not be required to pay any sum of money or commence any action or proceeding to obtain a Tenant Estoppel Certificate.

     15.9. Subordination, Attornment and Non-Disturbance Agreements. Subsequent to the Due Diligence Expiration Date, Purchaser may request that tenants under Leases execute, acknowledge and deliver subordination, non-disturbance and attornment agreements (each, a "SUBORDINATION AGREEMENT") with any lender which may provide financing to Purchaser to be secured by a first mortgage lien on the Property, provided that the effectiveness of each subordination agreement shall be expressly conditioned upon the occurrence of Closing. Nothing contained in this Section 15.9 shall be construed to condition any of Purchaser's obligations hereunder upon Purchaser's receipt of (i) a subordination agreement from any tenant or (ii) financing in connection with its acquisition of the Property.

                            ARTICLE 16. MISCELLANEOUS
                            -------------------------

     16.1. Notices. (a) All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been given:
(i) upon delivery, if personally delivered; (ii) three (3) days after deposit in the United States Mail when delivered, postage prepaid, by certified or registered mail; (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service marked for delivery on the next Business Day; or (iv) upon receipt when transmitted by telecopy, provided that notice is also sent by one of the foregoing three methods, in each case addressed to the party for whom it is intended at its address hereinafter set forth:

                  If to Seller:

                           Wellsford Capital Properties, LLC
                           c/o Wellsford Real Properties, Inc.
                           535 Madison Avenue
                           26th Floor
                           New York, NY 10022
                           Attention: William H. Darrow
                           Telecopy No: (212) 421-7244

                  with a copy to:

                           Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                           New York, New York 10104
                           Attention: Dennis M. Sughrue, Esq.
                           Telecopy No. (212) 541-4630

                  If to Purchaser:

                           Windswept Development, LLC
                           31000 Northwestern Highway, Suite 220
                           Farmington Hills, Michigan 48334
                           Attention: Adam M. Lutz
                           Telecopy No. (248) 539-8833

                  with a copy to:

                           Jaffe Raitt
                           One Woodward Avenue, Suite 2400
                           Detroit, Michigan 46226
                           Attention: Brian Raznick, Esq.
                           Telecopy No. (313) 961-8366

                  If to First Escrowee:

                           Metropolitan Title Agency
                           39400 Woodward Avenue
                           Suite 135
                           Bloomfield Hills, Michigan  48304
                           Attention: Scott Schmunk

                  If to Second Escrowee:

                           Commonwealth Land Title Insurance Company
                           655 Third Avenue
                           11th Floor
                           New York, New York 10012
                           Attention: Doug Forsyth
                           Telecopy No. (212) 856-9308

          (b) Any party may designate a change of address by written notice to the others given in accordance with the provisions of this Section 16.1.

          (c) The attorney for any party may send notices on that party's behalf.

     16.2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

     16.3. Successors. All of the provisions of this Agreement and of any of the documents and instruments executed in connection herewith shall apply to and be binding upon, and inure to the benefit of Seller and Purchaser, their successors and their permitted assigns.

     16.4. No Third Party Beneficiary. This Agreement and each of the provisions hereof are solely for the benefit of Purchaser and Seller and their permitted assigns. No provisions of this Agreement or of any of the documents and instruments executed in connection herewith shall be construed as creating in any person or entity other than Purchaser and Seller and their permitted assigns any rights of any nature whatsoever.

     16.5. No Personal Liability. Purchaser shall look only to Seller's estate and interest in the Property for the collection of a judgement (or other judicial process) requiring the payment of money by Seller in the event that Purchaser is expressly entitled to a damage claim against Seller pursuant to the terms of this Agreement, and no other property or assets of Seller or its partners, members, officers, managers, shareholders or principals, disclosed or undisclosed, shall be subject to levy, execution, attachment or other enforcement procedure for the satisfaction of any such damage claim against Seller under or with respect to this Agreement. The foregoing provisions of this Section are not intended to, and shall not, limit any express right that Purchaser might otherwise have to obtain equitable relief (including the remedy of specific performance where applicable and appropriate) against Seller. The terms and provisions of this subsection shall survive the Closing or the earlier termination of this Agreement.

     16.6. Entire Agreement. This Agreement, together with the documents and instruments executed and delivered in connection herewith, set forth the entire agreement between Purchaser and Seller relating to the transactions contemplated hereby and all other prior or contemporaneous agreements, understandings, representations or statements, oral or written, relating directly to the Property are superseded hereby.

     16.7. Severability. If any provision in this Agreement is found by a court of competent jurisdiction to be in violation of any applicable law, and if such court should declare such provision of this Agreement to be unlawful, void, illegal or unenforceable in any respect, the remainder of this Agreement shall be construed as if such unlawful, void, illegal or unenforceable provision were not contained therein, and the rights, obligations and interests of the parties hereto under the remainder of this Agreement shall continue in full force and effect undisturbed and unmodified in any way.

     16.8. Modification. This Agreement and the terms hereof may not be changed, waived, modified, supplemented, canceled, discharged or terminated orally, but only by an instrument or instruments in writing executed and delivered by Seller and Purchaser.

     16.9. Waiver of Trial by Jury. EACH PARTY HEREBY WAIVES, IRREVOCABLY AND UNCONDITIONALLY, TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR CERTIFICATES EXECUTED IN CONNECTION HEREWITH, THE PROPERTY, OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR TO ANY OF THE FOREGOING.

     16.10. Venue. Purchaser and Seller each hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of this Agreement or the transactions contemplated hereby brought in any federal or state court sitting in the Commonwealth of Pennsylvania and hereby further irrevocably waives and claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Seller and Purchaser further hereby expressly submits to the jurisdiction of all federal and state courts sitting in the Commonwealth of Pennsylvania.

     16.11. No Recording. Neither this Agreement nor any memorandum hereof shall be recorded. Each party hereby agrees to indemnify and hold harmless the others for all liabilities, losses, damages, liens, suits, claims, costs and expenses (including reasonable attorneys' fees) incurred by the others by reason of a breach of the foregoing covenant.

     16.12. Captions. The captions and table of contents in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

     16.13. Counterparts; Effectiveness of Agreement. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which together will constitute one instrument. This Agreement shall not be effective unless and until the same has been executed and delivered by all parties hereto whether in one or more counterparts.

     16.14. Merger. The delivery of the Deed to Purchaser and the closing of title to the Property shall be deemed to constitute full performance and discharge by Seller of every agreement and obligation on the part of Seller to be performed hereunder, and no agreement, promise, representation or warranty, express or implied, on the part of Seller shall survive Closing unless expressly set forth to the contrary herein.

                     [Rest of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    Seller:
                                    ------

                                    WELLSFORD CAPITAL PROPERTIES, L.L.C.

                                    By: Wellsford Capital, its sole member

                                    By: /s/ James J. Burns
                                        ----------------------
                                        Name: James J. Burns
                                        Title: Chief Accounting Officer


                                    Purchaser:
                                    ---------

                                    WINDSWEPT DEVELOPMENT, LLC


                                    By: /s/ Adam Lutz
                                        -----------------
                                        Name: Adam Lutz
                                        Title: Managing Member

Agreed as to Section 3.2 only:

First Escrowee:
--------------

METROPOLITAN TITLE AGENCY:

By: /s/ Scott A. Schmunk
    ------------------------
Name: Scott A. Schmunk
Title: Legal Counsel

Second Escrowee:
---------------

COMMONWEALTH LAND TITLE INSURANCE COMPANY


By: /s/Douglas H. Forsyth
    -------------------------
Name:  Douglas H. Forsyth
Title: A. Vice President

                                    Exhibit A

                                   (the Land)

PREMISES "A"

County Parcel No. 1-8-1 and 51-5-59

     ALL THAT  CERTAIN  tract or parcel of land  Situate in the Township of East
Bradford and Borough of West Chester, County of Chester, Commonwealth of Pennsylvania, being described according to a boundary Survey and Plan, entitled Boundary Survey Plan, prepared for Kode Development, dated June 10, 1988, prepared by Alpha Engineering Associates, Inc., Feasterville, Pennsylvania, being more particularly described as follows, to wit:

     BEGINNING at a found iron pin, for a corner, on the Southerly Right-of-Way of Downington-West Chester Pike (L.R. 137) 60 feet wide, and being located on the dividing line between East Bradford Township and the Borough of West Chester, thence extending in a Northeasterly direction, through the bed of Downingtown-West Chester Pike (L.R. 137) 60 feet wide, North 79 degrees 9 minutes 30 seconds East, a distance of 33.95 feet to a point for a corner, being in the centerline of the aforementioned Downingtown-West Chester Pike (L.R. 137) 60 feet wide; thence extending in a Southeasterly direction along the centerline of Downingtown-West Chester Pike (L.R. 137) 60 feet wide South 47 degrees 23 minutes 50 seconds East a distance of 481.34 feet to a found spike, for a corner in the centerline of the aforementioned Downingtown-West Chester Pike (L.R. 137) 60 feet wide; thence extending still in a Southeasterly direction, passing through the Southerly bed of Downingtown-West Chester Pike (L.R. 137) 60 feet wide, South 20 degrees 57 minutes 17 seconds East a distance of 303.42 feet crossing through the bed of Strasburg Road (L.R. 273) 50 feet wide, to a found spike, for a corner, being on the centerline of the aforementioned Strasburg Road (L.R. 273); thence extending, in a Northwesterly direction, along the centerline of Strasburg Road (L.R. 273) 50 feet wide passing over the dividing line between the Borough of West Chester and the Township of East Bradford, North 82 degrees 6 minutes 39 seconds West a distance of 446.89 feet to a point for a corner, being a common corner of the Southeasterly lands of Parcel "A", on the centerline of the aforementioned Strasburg Road (L.R. 273); thence extending in a Northwesterly direction passing over the bed of Strasburg Road (L.R. 273); 50 feet along the Easterly line of lands of Parcel "A", North 24 degrees 54 minutes 10 seconds West a distance of 559.80 feet to a found iron pin, for a corner, being a common corner to Parcel "A"; thence extending, in a Northeasterly direction, along the Southerly line of lands of Parcel "A", North 79 degrees 9 minutes 30 seconds East a distance of 177.25 feet to a found iron pin, for a corner, being a common corner to the lands of Parcel "A" and being the first mentioned point and place of beginning.

(Continued)

PREMISES "B"

County Parcel No.: 51-5-58.1

     ALL THAT CERTAIN tract or piece of ground, Situate in the Township of East Bradford, County of Chester, Commonwealth of Pennsylvania, and described according to a Topographical Plan and Survey prepared for Arnko Builders, Inc., by Akpha Engineering Associates, Inc., dated July 27, 1967 as follows, to wit:

     BEGINNING at a spike on the center of Strasburg Road (Route No. 162) (50 feet wid) said spike being at the distance of 195.87 feet measured along the center line of Strasburg Road North 82 degrees 33 minutes 30 seconds West from its point of intersection with the extension of the center line of North Bradford Avenue (50 feet wide); thence extending from said point of beginning along the center line of Strasburg Road North 82 degrees 31 minutes 30 seconds West, 864.40 feet to a spike, a corner of lands now or late of United Realty and Construction Company; thence extending along the last mentioned lands the 2 following courses and distances; (1) North 12 degrees 14 minutes 20 seconds West crossing an iron pin on the Northeasterly side of Strasburg at the distance of
22.81 feet the total distance of 1082.24 feet to a stone and (2) North 76 degrees 53 minutes East crossing an iron pin on the Southwesterly side of Downingtown-West Chester Pike (Route No. 322) (60 feet wide) 172.26 feet to a point on the title line in the bed of Downingtown-West Chester Pike; thence extending along the title line through the bed of Downingtown-West Chester Pike; the 3 following courses and distances; (1) South 54 degrees 40 minutes 10 seconds East, 897.24 feet to a point; (2) South 47 degrees 41 minutes 20 seconds East, 132.00 feet to a point, said point being on the Borough-Township Line dividing the Township of East Bradford and the Borough of West Chester and (3) South 24 degrees 56 minutes 20 seconds East along the Borough-Township Line
66.00 feet to an iron pin, a corner of lands now or late of Carl Chyrla; thence extending along the last mentioned lands of 2 following courses and distances;
(1) South 79 degrees 09 minutes 30 seconds West crossing the Southwesterly side of Downingtown-West Chester Pike, 177.54 feet to an iron pin and (2) South 24 degrees 54 minutes 10 seconds East, crossing an iron pin on the Northeasterly side of Strasburg Road, 359.80 feet to the first mentioned spike; the point and place of beginning (the distance between the last mentioned iron pin and the last mentioned iron spike being 29.59 feet)

                                    Exhibit B

                                (Existing Leases)

1. Shopping Center Lease, dated as of April 8, 1991, by and between East Bradford Associates, L.P., as landlord, and G and J Corp., as tenant, as amended pursuant to that certain Lease Amendment, dated as of (undated), 1996, by and between landlord and tenant, and as further amended pursuant to that certain Additional Space and Extension Agreement, dated October 20, 1997, by and between Value Property Trust, as successor in interest to landlord, and tenant.

2. Shopping Center Lease, dated as of April 22, 1991, by and between East Bradford Associates, L.P., as landlord, and Brandywine Floral Design, Inc., as tenant, as amended pursuant to that certain Amendment and Extension to Lease, dated as of May 17, 1996, by and between Value Property Trust, as successor in interest to landlord, and tenant.

3. Shopping Center Lease, dated as of January 25, 1991, by and between East Bradford Associates, L.P., as landlord, and Concord Pizza Inc., as tenant, as amended by Lease Amendment, dated July 13, 1995, by and between East Bradford Associates, L.P., as landlord, and Concord Pizza, Inc., as tenant, and as further amended by Lease Renewal Agreement, dated as of January 1, 2000, by and between Wellsford Capital Properties, L.L.C., as successor in interest to landlord, and Familia, Inc., as successor in interest to tenant.

4. Lease, dated as of June 23, 1989, by and between East Bradford Associates, as landlord, and East Bradford Plaza CVS, Inc., as tenant.

5. Shopping Center Lease, dated as of February 1, 1996, by and between Value Property Trust, as landlord, and Spain's Inc., as tenant.

6. Shopping Center Lease, dated as of December 22, 1992, by and between East Bradford Associates, L.P., as landlord, and Michael Casella and Joseph Kelley, as tenant.

7. Build and Lease Agreement, dated as of June 21, 1989, by and between East Bradford Associates, L.P., as landlord, and Fleming Companies, Inc., as tenant, as amended pursuant to that certain Amendment to Build and Lease Agreement, dated as of April 23, 1990, by and between landlord and tenant, and as further amended pursuant to that certain Second Amendment to Lease, dated as of June 9, 1999, by and between Wellsford Capital Properties, L.L.C., as successor in interest to landlord, and tenant.

8. Shopping Center Lease, dated as of July 24, 1996, by and between Value Property Trust, as landlord, and Franklin Equipment Inc., as tenant, as amended pursuant to that certain Lease Agreement, dated as of December 10, 1998, by and between Wellsford Capital and tenant.

9. Shopping Center Lease, dated as of June 16, 1995, by and between East Bradford Associates, L.P., as landlord, and Tasra, Inc. d/b/a Mr. Wings, as tenant, as amended pursuant to that certain Lease Renewal Agreement, dated as of January 1, 2000, by and between Wellsford Capital Properties, L.L.C., as successor in interest to landlord, and tenant.

10. Shopping Center Lease, undated, by and between Kode Development Associates, as landlord, and James DiSante t/a Orth Brothers Cleaners, as tenant.

11. Shopping Center Lease, dated as of October 31, 1996, by and between Value Property Trusts, as landlord, and Ostrow & Turner Physical Therapy Associates, P.C., as tenant.

12. Shopping Center Lease, dated as of October 11, 1991, by and between East Bradford Associates, L.P., as landlord, and Vincent Giardina t/a Postman Plus-West Chester, as tenant, as amended pursuant to that certain Lease Agreement, dated as of November 1, 1999, by and between Wellsford Capital Properties, L.L.C., as landlord, and Postman West Chester, Inc., as tenant.

13. Lease, dated as of June 30, 1992, by and between East Bradford Associates, L.P., as landlord, and The Rag Shop/Hampden, Inc., as tenant, as amended pursuant to that certain First Amendment to Lease, dated as of June 30, 1997, by and between value Property Trust, as successor in interest to landlord, and tenant.

14. Lease, dated as of July 1, 2000, by and between Wellsford Capital Properties, L.L.C., as landlord, and West Chester China Buffet Corp., as tenant.

15. Lease Agreement, dated as of April 17, 2000, by and between Wellsford Capital Properties, L.L.C., as landlord, and Terpichore, Inc. d/b/a Shall We Dance, as tenant.

16. Indenture of Lease, dated as of March 3, 1993, by and between East Bradford Associates, L.P., as landlord, and the Commonwealth of Pennsylvania, as tenant, as assigned pursuant to that certain Assignment of Lease and Novation, by and among Value Property Trust, Wellsford Capital Properties, LLC and the
Commonwealth of Pennsylvania, whereby Value Property Trust, as landlord, assigned all of its interest under the lease to Wellsford Capital Properties, LLC.

17. Lease Agreement, dated as of September 1, 2000, by and between Wellsford Capital Properties, L.L.C., as landlord, and Alexander's For Men, Inc., as tenant.

                                    Exhibit D
                      (Form of Tenant Estoppel Certificate)

                           TENANT ESTOPPEL CERTIFICATE

Landlord:         Wellsford Capital Properties, L.L.C.

Tenant:

Original Lease Date:         .

The undersigned Tenant under the above-referenced Lease (the "LEASE") hereby ratifies and certifies to Windswept Development, LLC or its affiliate ("PURCHASER"), as the prospective purchaser of the real property commonly known as Bradford Plaza, 710 Downington Pike, West Chester, Pennsylvania (the
"PROPERTY"), of which the premises demised under the Lease is a part (the "PREMISES"), and to any lender providing financing to Purchaser in connection with its acquisition of such real property ("LENDER"), as follows:

     1. The CURRENT term of the Lease commenced on ____________ and expires on __________. Tenant has accepted and is in possession of the Premises.

     2. The Lease presently calls for monthly installments of fixed or base rent of $___________.

     4. Rent has been paid to and including ____________, 2000, and no advance rental or other payment has been made in connection with the Lease, except rental for the current month. Tenant has no defenses or set-offs to the payment of rent.

     5. A security deposit in the amount of $ _________ is being held by Landlord.

     6. There is no existing event of default on the part of the Landlord or the Tenant in any of the terms and conditions of the Lease.*

     7. The Lease is valid and in full force and effect and represents the entire agreement between the parties, and the Lease has (check one):

          ( ) not been amended, modified, supplemented, extended, renewed or assigned.

          ( ) been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:
----------

* Will accept modified to Tenant's knowledge as to Landlord default.

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          -------------------------------------------------.

     8. As of the date hereof, Landlord has fully performed all of its obligations under the Lease and satisfied all commitments made to induce Tenant to enter into the Lease and Tenant is not entitled to any rental inducements, "free rent", rent allowance, rent credits or other concession or economic inducements in connection with the Lease throughout the remainder of the term except as follows:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          -------------------------------------------------.

     9. All construction, build-out, improvements, or alterations to the Premises required under the Lease have been fully completed in accordance with the plans and specifications described in the Lease and all contributions required to be made by Landlord throughout the term of the Lease on account thereof have been made except as follows:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          -----------------------------------------------------.

     10. There are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

     11. Tenant has no renewal, extension, cancellation or expansion rights under the Lease, except to the extent expressly set forth in the Lease.

     12. Tenant has no right of first offer or refusal with respect to, or other option to purchase, all or any portion of the Premises.

     13. Tenant has not assigned, transferred or pledged the Lease or any interest therein or sublet any portion thereof except as follows:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          -----------------------------------------------------.

This certificate has been given to Purchaser and Lender with the understanding that Purchaser is acquiring the Property in reliance on this Tenant Estoppel Certificate and Lender will rely hereon in connection with loans which will be secured by the Property. The undersigned hereby certifies that he or she is duly authorized to sign and deliver this Tenant Estoppel Certificate.

                                        Tenant:


Date:  _________, ______.           By:______________________________________
                                            Name:
                                            Title:

                                    Exhibit E
                             (Form of Bill of Sale)

                                  BILL OF SALE
                                  ------------

                         KNOW ALL MEN BY THESE PRESENTS,

     That WELLSFORD CAPITAL PROPERTIES, L.L.C., having an office at 535 Madison Avenue, 26th Floor, New York, New York 10022 ("GRANTOR"), for and in
consideration of the sum of Ten Dollars ($10.00), lawful money of the United States, to it in hand paid, at or before delivery of these presents by Windswept Development, LLC, having an office at 31000 Northwestern Highway, Suite 220, Farmington Hills, Michigan 48334 ("GRANTEE"), the receipt of which is hereby acknowledged, by these presents does hereby convey unto Grantee, its successors and assigns, all right, title and interest of Grantor in and to all personal property affixed to, located upon or used in connection with the real property described in Schedule 1 annexed hereto and made a part hereof. The foregoing conveyance is made without recourse, representation or warranty of any kind, except that Grantor represents to Grantee that the Personalty is free and clear of any lien or encumbrance, which representation shall survive the delivery of this Bill of Sale for a period of six (6) months.

     TO HAVE AND TO HOLD the same unto Grantee, its successors and assigns forever.

     This Bill of Sale shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF,  Grantor has caused this instrument to be duly executed
as of this         day of      ,     .


                    WELLSFORD CAPITAL PROPERTIES, L.L.C.

                    By:  Wellsford  Capital,  a Maryland real estate  investment trust

                    By: _______________________________
                        Name:
                        Title:

                                   Schedule 1
                                   ----------

PREMISES "A"

County Parcel No. 1-8-1 and 51-5-59

     ALL THAT  CERTAIN  tract or parcel of land  Situate in the Township of East
Bradford and Borough of West Chester, County of Chester, Commonwealth of Pennsylvania, being described according to a boundary Survey and Plan, entitled Boundary Survey Plan, prepared for Kode Development, dated June 10, 1988, prepared by Alpha Engineering Associates, Inc., Feasterville, Pennsylvania, being more particularly described as follows, to wit:

     BEGINNING at a found iron pin, for a corner, on the Southerly Right-of-Way of Downington-West Chester Pike (L.R. 137) 60 feet wide, and being located on the dividing line between East Bradford Township and the Borough of West Chester, thence extending in a Northeasterly direction, through the bed of Downingtown-West Chester Pike (L.R. 137) 60 feet wide, North 79 degrees 9 minutes 30 seconds East, a distance of 33.95 feet to a point for a corner, being in the centerline of the aforementioned Downingtown-West Chester Pike (L.R. 137) 60 feet wide; thence extending in a Southeasterly direction along the centerline of Downingtown-West Chester Pike (L.R. 137) 60 feet wide South 47 degrees 23 minutes 50 seconds East a distance of 481.34 feet to a found spike, for a corner in the centerline of the aforementioned Downingtown-West Chester Pike (L.R. 137) 60 feet wide; thence extending still in a Southeasterly direction, passing through the Southerly bed of Downingtown-West Chester Pike (L.R. 137) 60 feet wide, South 20 degrees 57 minutes 17 seconds East a distance of 303.42 feet crossing through the bed of Strasburg Road (L.R. 273) 50 feet wide, to a found spike, for a corner, being on the centerline of the aforementioned Strasburg Road (L.R. 273); thence extending, in a Northwesterly direction, along the centerline of Strasburg Road (L.R. 273) 50 feet wide passing over the dividing line between the Borough of West Chester and the Township of East Bradford, North 82 degrees 6 minutes 39 seconds West a distance of 446.89 feet to a point for a corner, being a common corner of the Southeasterly lands of Parcel "A", on the centerline of the aforementioned Strasburg Road (L.R. 273); thence extending in a Northwesterly direction passing over the bed of Strasburg Road (L.R. 273); 50 feet along the Easterly line of lands of Parcel "A", North 24 degrees 54 minutes 10 seconds West a distance of 559.80 feet to a found iron pin, for a corner, being a common corner to Parcel "A"; thence extending, in a Northeasterly direction, along the Southerly line of lands of Parcel "A", North 79 degrees 9 minutes 30 seconds East a distance of 177.25 feet to a found iron pin, for a corner, being a common corner to the lands of Parcel "A" and being the first mentioned point and place of beginning.

(Continued)

PREMISES "B"

County Parcel No.: 51-5-58.1

     ALL THAT CERTAIN tract or piece of ground, Situate in the Township of East Bradford, County of Chester, Commonwealth of Pennsylvania, and described according to a Topographical Plan and Survey prepared for Arnko Builders, Inc., by Akpha Engineering Associates, Inc., dated July 27, 1967 as follows, to wit:

     BEGINNING at a spike on the center of Strasburg Road (Route No. 162) (50 feet wid) said spike being at the distance of 195.87 feet measured along the center line of Strasburg Road North 82 degrees 33 minutes 30 seconds West from its point of intersection with the extension of the center line of North Bradford Avenue (50 feet wide); thence extending from said point of beginning along the center line of Strasburg Road North 82 degrees 31 minutes 30 seconds West, 864.40 feet to a spike, a corner of lands now or late of United Realty and Construction Company; thence extending along the last mentioned lands the 2 following courses and distances; (1) North 12 degrees 14 minutes 20 seconds West crossing an iron pin on the Northeasterly side of Strasburg at the distance of
22.81 feet the total distance of 1082.24 feet to a stone and (2) North 76 degrees 53 minutes East crossing an iron pin on the Southwesterly side of Downingtown-West Chester Pike (Route No. 322) (60 feet wide) 172.26 feet to a point on the title line in the bed of Downingtown-West Chester Pike; thence extending along the title line through the bed of Downingtown-West Chester Pike; the 3 following courses and distances; (1) South 54 degrees 40 minutes 10 seconds East, 897.24 feet to a point; (2) South 47 degrees 41 minutes 20 seconds East, 132.00 feet to a point, said point being on the Borough-Township Line dividing the Township of East Bradford and the Borough of West Chester and (3) South 24 degrees 56 minutes 20 seconds East along the Borough-Township Line
66.00 feet to an iron pin, a corner of lands now or late of Carl Chyrla; thence extending along the last mentioned lands of 2 following courses and distances;
(1) South 79 degrees 09 minutes 30 seconds West crossing the Southwesterly side of Downingtown-West Chester Pike, 177.54 feet to an iron pin and (2) South 24 degrees 54 minutes 10 seconds East, crossing an iron pin on the Northeasterly side of Strasburg Road, 359.80 feet to the first mentioned spike; the point and place of beginning (the distance between the last mentioned iron pin and the last mentioned iron spike being 29.59 feet)

                                    Exhibit F

                  (Form of Assignment and Assumption of Leases)

                       ASSIGNMENT AND ASSUMPTION OF LEASES
                       -----------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "ASSIGNMENT"), made as of the ___ day of _______, ____, by and between WELLSFORD CAPITAL PROPERTIES, L.L.C., having an office at 535 Madison Avenue, 26th Floor, New York, New York 10022 ("ASSIGNOR"), and Windswept Development, LLC, having an office at 31000 Northwestern Highway, Suite 220, Farmington Hills, Michigan 48334 ("ASSIGNEE"), for and in consideration of the sum of Ten Dollars ($10.00), lawful money of the United States, to it in hand paid, at or before delivery of these presents by Assignee with reference to the following:

                                 R E C I T A L S
                                 ---------------

     Pursuant to a Sale-Purchase Agreement dated as of November __, 2000 (the "PURCHASE AGREEMENT"), Assignor is conveying to Assignee certain real property more particularly described therein and commonly known as Bradford Plaza, 710 Downington Turnpike, West Chester, Pennsylvania.

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the promises, covenants and undertakings contained in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------

     Assignor hereby transfers, and otherwise conveys unto Assignee, without recourse, representation or warranty of any kind (except as may be expressly set forth in the Purchase Agreement, and subject to the limitations on survival set forth therein), all of the rights, title and interest of Assignor, as landlord under the leases (the "Leases") described in Schedule 1 annexed hereto and incorporated herein by this reference, including without limitation, all rents, issues and profits arising therefrom and any security held under the Leases for the performance of the tenants' obligations thereunder, TO HAVE AND TO HOLD all and singular subject as aforesaid, unto Assignee.

     From and after the date hereof, Assignee assumes and agrees to discharge and perform all duties, obligations and liabilities arising on or after the date hereof to be performed by Assignor, as landlord, under the Leases, for the duration of the respective terms thereof. Without limiting the generality of the foregoing, the obligations and liabilities assumed by Assignee hereunder shall include, but shall not be limited to, the obligation to properly apply any advance rental, security deposit or other deposit under any of the Leases, to the extent such advance rental, security deposit or other deposit has been delivered, assigned or credited by Assignor to Assignee concurrently herewith.

     This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the successors and assigns of the parties.

     This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding Assignment between the parties.

     This Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN  WITNESS  WHEREOF,   Assignor  and  Assignee  have  duly  executed  this
instrument as of the date first set forth above.

                ASSIGNOR:

                WELLSFORD CAPITAL PROPERTIES, L.L.C.

                By: Wellsford Capital, a Maryland real estate investment trust


                By: _______________________________
                    Name:
                    Title:



                ASSIGNEE:

                WINDSWEPT DEVELOPMENT, LLC


                By: ___________________________
                Name:
                Title:

                                   Schedule 1

                                [List of Leases]

                                    Exhibit G

 (Form of Assignment and Assumption of Service Contracts, Licenses and Permits)


                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                     SERVICE CONTRACTS, LICENSES AND PERMITS
                     ---------------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, LICENSES AND PERMITS (this "ASSIGNMENT"), made as of the ___ day of _______, ____, by and between WELLSFORD CAPITAL PROPERTIES, L.L.C., having an office at 535 Madison Avenue, 26th Floor, New York, New York 10022 ("ASSIGNOR"),and Windswept Development, LLC, having an office at 31000 Northwestern Highway, Suite 220, Farmington Hills, Michigan 48334 ("ASSIGNEE"), for and in consideration of the sum of Ten Dollars ($10.00),lawful money of the United States, to it in hand paid, at or before delivery of these presents by Assignee with reference to the following:

                                 R E C I T A L S
                                 ---------------

     Pursuant to a Sale-Purchase Agreement dated as of November ___, 2000 between Assignor and Assignee (the "PURCHASE AGREEMENT"), Assignor is conveying to Assignee certain real property more particularly described therein and commonly known as Bradford Plaza, 710 Downington Pike, West Chester, Pennsylvania (THE "PROPERTY"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the foregoing promises, covenants and undertakings contained in this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------

     1. (aa Assignor hereby assigns to Assignee, without recourse representation or warranty of any kind, all of its right, title and interest in and to the Service Contracts identified on Schedule 1 annexed hereto (collectively, the "ASSIGNED SERVICE CONTRACTS") and the assignable Licenses and Permits.

     (ba Assignee hereby accepts the foregoing assignment and agrees to assume, keep, perform and fulfill all of the terms, conditions and obligations which are required to be kept, performed and fulfilled by Assignor in connection with or arising out of the Assigned Service Contracts and the assignable Licenses and Permits from and after the date hereof.

     (ca Assignee further hereby assumes the obligations of Assignor with respect to post-termination leasing commissions payable in accordance with Exhibit B, Section 9 of the Leasing Agency Agreement.

     2. This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     3. This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding Assignment between the parties.

     4. This Assignment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN  WITNESS  WHEREOF,   Assignor  and  Assignee  have  duly  executed  this
instrument as of the date first set forth above.

           ASSIGNOR:

           WELLSFORD CAPITAL PROPERTIES, L.L.C.

           By: Wellsford Capital, a Maryland real estate investment trust


           By:____________________________
               Name:
               Title:



           ASSIGNEE:

           WINDSWEPT DEVELOPMENT, LLC


           By: ___________________________
           Name:
           Title:

                                    Exhibit H
                                   (Rent Roll)

                                    Exhibit I
                        (Schedule of Accounts Receivable)

                                    Exhibit J
                              (Insurance Coverages)

                                    Exhibit K
                             (Permitted Exceptions)

1. The Leases and the rights of tenants thereunder, including, without limitation, memoranda of the Leases.

2. Zoning and building regulations, ordinances, and requirements adopted by any governmental or municipal authority having jurisdiction thereof, and amendments and additions thereto now in force and effect, which relate to the Premises.

3.   Any  agreements,   financing  statements,   chattel  mortgages,   liens  or
     encumbrances entered into by, or arising from, the acts of any tenant.

4. Subject to adjustment as herein provided, real estate taxes, tax liens, water and sewer charges, assessments and vault charges, and the liens of any of the foregoing.

5. State of facts as disclosed on that certain survey of the Premises last redated November 17, 2000, prepared by International Land Services, Inc. (the "SURVEY".)

6. That portion of premises in the bed of Strasburg Road and Downingtown West Chester Pike is subject to private and public rights therein.

7.   Rights granted to public utility companies as in Deed Book 93 page 503.

8.   Rights granted to public utility companies as in Deed Book 94 page 230.

9.   Rights granted to public utility companies as in Deed Book 87 page 267.

10.  Rights granted to public utility companies as in Deed Book 113 page 391.

11.  Rights granted to public utility companies as in Deed Book 563 page 418.

12.  Rights granted to public utility companies as in Deed Book 566 page 305.

13.  Rights granted to public utility companies as in Deed Book 629 page 206.

14.  Rights granted to public utility companies as in Record Book 2258 page 287.

15.  Rights of others in and to stream crossing premises.

16. Part of premises included within Downingtown-West Chester Pike (Route #322) is subject to easement of legal and required right of way lines of Route No. 137 as shown by the Pennsylvania Highway Department Plan approved March 30, 1965 and recorded at West Chester, Pennsylvania in State Highway Plan Book 9 page 1. (Sheets 30, 31 and 32 of 33 sheets) and recorded in Plan Book 10 page 4 as to sheets 30 and 31 and sheet 30 as shown in Plan Book 13 page 8.

17. Declaration of Easements, Covenants & Restrictions as in Record Book 1473 page 171.

18.  Agreement as in Record Book 1473 page 589.

19.  Agreement as in Record Book 1624 page 210.

20.  Memorandum of Lease as in Record Book 2015 page 357.

                      WELLSFORD CAPITAL PROPERTIES, L.L.C.
                       c/o Wellsford Real Properties, Inc.
                               535 Madison Avenue
                            New York, New York 10022

                                                              December 22, 2000

Windswept Development, LLC
31000 Northwestern Highway, Suite 220
Farmington Hills, Michigan 48334
Attention: Adam Lutz

     Re: Sale-Purchase Agreement made as of November 27, 2000 between Wellsford Capital Properties, L.L.C., as seller, and Windswept Development, LLC for premises known as Bradford Plaza, West Chester, Pennsylvania

Gentlemen:

     Reference  is  made  to  the   captioned   sale-purchase   agreement   (the
"Agreement"). Capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.

     This letter agreement shall confirm the agreement of the parties that, notwithstanding the terms of the Agreement, the "Due Diligence Expiration Date" under the Agreement shall be January 4, 2001. This letter agreement shall further confirm the agreement of the parties that Exhibit B to the Agreement shall be supplemented by adding the following to the description of the Brandywine Floral Design lease set forth therein.

     "as amended by Lease Renewal Agreement dated as of January 1, 2000 between Wellsford Capital Properties, L.L.C. and Brandywine Floral Design, Inc."

     The Agreement, as modified by this letter agreement, remains in full force and effect. This letter agreement may be executed (i) in counterparts and (ii) by facsimile.

     Please execute this letter agreement in the space indicated to acknowledge your assent to the foregoing.

                          Yours truly,

                          WELLSFORD CAPITAL PROPERTIES, L.L.C.

                          By: Wellsford Capital, its Manager

                          By: _________________________

                              William H. Darrow
                              Vice President

Agreed:

WINDSWEPT DEVELOPMENT, LLC


By:___________________________
Adam Lutz
Managing Member

                                 FIRST AMENDMENT
                           TO SALE-PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO SALE-PURCHASE AGREEMENT (this "AGREEMENT") dated as of January 4, 2001 between WELLSFORD CAPITAL PROPERTIES, L.L.C., a Delaware limited liability company having an address c/o Wellsford Real Properties, Inc., 535 Madison Avenue, 26th Floor, New York, New York 10022 ("SELLER"), and WINDSWEPT DEVELOPMENT, LLC, a Michigan limited liability company having an address at 31000 Northwestern Highway, Suite 220, Farmington Hills, Michigan 48334 ("PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller and Purchaser entered into a Sale-Purchase Agreement dated as of November 27, 2001, as modified by letter agreement dated December 22, 2000 (the "PURCHASE AGREEMENT"), with respect to premises known as Bradford Plaza Shopping Center and more particularly described therein; and

     WHEREAS, Seller and Purchaser wish to modify the Purchase Agreement in the manner hereinafter set forth.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Seller and Purchaser hereby agree as follows:

          A. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

          B. Closing Date. The Purchase Agreement is hereby modified so that the Closing Date thereunder shall be January 24, 2001. Notwithstanding the foregoing, Purchaser shall have the one-time right, upon notice to Seller on or before 5:00 P.M. (New York time) on January 22, 2001 (the "ADJOURNMENT NOTICE"), to adjourn the Closing to a Business Day on or before February 5, 2001 (the "OUTSIDE CLOSING DATE"), provided that, simultaneously with Purchaser's delivery of the Adjournment Notice to

Seller, Purchaser increases the Deposit to $200,000 by posting an additional $100,000 into escrow with Second Escrowee, such amount to be held and disbursed by Second Escrowee together with the remainder of the Deposit in accordance with the terms of the Purchase Agreement. TIME SHALL BE OF THE ESSENCE with respect to Purchaser's obligation to proceed to Closing by the Outside Closing Date.

          C. Waiver of Due Diligence Contingency. Purchaser acknowledges that it has waived the due diligence contingency conferred upon it by Section 4.1 of the Purchase Agreement and further covenants to cause First Escrowee to transfer the Deposit to Second Escrowee by wire transfer of immediately available funds on or before 5:00 P.M. (New York time) on January 5, 2001.

          D. Miscellaneous.

               (1) The Purchase Agreement, as amended by this Agreement, shall continue in full force and effect and is hereby ratified in all respects.

               (2) This Agreement shall bind, and inure to the benefit of, the parties hereto and their respective successors and assigns.

               (3) This Agreement shall not be modified orally, but only by an agreement in writing executed by Seller and Purchaser.

               (4) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of law principles thereof.

               (5) This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute but one and the same agreement.

               (6) This Agreement may be executed and delivered by facsimile.

     IN WITNESS WHEREOF, Seller and Purchaser have entered into this Agreement as of the date and year first above written.

                                    SELLER:

                                    WELLSFORD CAPITAL PROPERTIES, L.L.C.

                                    By: Wellsford Capital, its Manager

                                       By:
                                            William H. Darrow
                                            Vice President

                                    PURCHASER:

                                    WINDSWEPT DEVELOPMENT, LLC

                                       By:
                                            Adam Lutz
                                            Managing Member

                      WELLSFORD CAPITAL PROPERTIES, L.L.C.
                       c/o Wellsford Real Properties, Inc.
                         535 Madison Avenue, 26th Floor
                            New York, New York 10022

                                                                 January 4, 2000

Windswept Development, LLC
31000 Northwestern Highway, Suite 220
Farmington Hills, Michigan 48334
Attention: Adam Lutz

     Re: Sale-Purchase Agreement dated as of November 27, 2000 between Wellsford Capital Properties, L.L.C. and Windswept Development, LLC, as amended by letter agreement dated December 22, 2000, as further amended by First Amendment to Sale-Purchase Agreement dated as of this date, with respect to premises known as Bradford Plaza Shopping Center, West Chester, Pennsylvania

Gentlemen:

     Reference  is  made  to  the   captioned   sale-purchase   agreement   (the
"Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     This letter will memorialize Seller's agreement to reimburse Purchaser at Closing in an amount equal to $109,200 for brokerage and other fees payable by Purchaser in connection with the transactions contemplated by the Agreement.

                       Yours truly,

                       WELLSFORD CAPITAL PROPERTIES, L.L.C.

                       By: Wellsford Capital, its Manager

                            By: _________________________
                                William H. Darrow
                                Vice President